SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2003

NII HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (I.R.S. Employer Identification No.)

10700 Parkridge Boulevard, Suite 600, Reston, Virginia (Address of principal executive offices)	20191 (Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	No.	Description

	1.1	Form of Underwriting Agreement dated November 13, 2003, between the Registrant, NII Holdings, Inc., the Selling Stockholder, Nextel Communications, Inc. and the Underwriter, Goldman, Sachs & Co.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC. (Registrant)

By: /s/ Robert J. Gilker Robert J. Gilker Vice President and General Counsel

Date: November 17, 2003

Exhibit Index

Exhibit No.	Description

1.1	Form of Underwriting Agreement dated November 13, 2003, between the Registrant, NII Holdings, Inc., the Selling Stockholder, Nextel Communications, Inc. and the Underwriter, Goldman, Sachs & Co.